Exhibit 99.1

Smith & Wesson Brands, Inc. Reports

Second Quarter Fiscal 2025 Financial Results

•	Q2 Net Sales of $129.7 Million; Sequential Increase of 46.8%

•	Q2 Gross Margin of 26.6%; Non-GAAP Gross Margin of 27.1%

•	Q2 EPS of $0.09/Share; Q2 Adjusted EPS of $0.11/Share

•	Q2 Adjusted EBITDAS Margin of 14.3%

MARYVILLE, Tenn., December 5, 2024 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the second quarter of fiscal 2025, ended October 31, 2024.

Second Quarter Fiscal 2025 Financial Highlights

•	Net sales were $129.7 million, an increase of $4.7 million, or 3.8%, over the comparable quarter last year and $41.3 million, or 46.8%, over the prior quarter.

•	Gross margin was 26.6% compared with 25.4% in the comparable quarter last year.

•	GAAP net income was $4.1 million, or $0.09 per diluted share, compared with $2.5 million, or $0.05 per diluted share, for the comparable quarter last year.

•

Non-GAAP net income was $4.8 million, or $0.11 per diluted share, compared with $6.5 million, or $0.14 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the relocation and an accrued legal settlement. For a detailed reconciliation, see the schedules that follow in this release.

•	Non-GAAP Adjusted EBITDAS was $18.5 million, or 14.3% of net sales, compared with $19.3 million, or 15.5% of net sales, for the comparable quarter last year.

Mark Smith, President and Chief Executive Officer, commented, “Second quarter results came in below our expectations as overall demand for firearms normalized late in the quarter. We believe that the primary driver of the demand pressure continued to be inflation. The consumer cautiousness with discretionary spend that we observed in recent quarters was more pronounced during the second quarter than we anticipated. Despite these headwinds, we continued to outperform the market and believe we gained share, led by our best-in-class innovation – with new products representing 44% of our sales in the period. We are well positioned to navigate this challenging demand environment, as we have many times before. By remaining focused on executing against our flexible manufacturing model, we expect to preserve profitability and a strong balance sheet. Additionally, we expect to maintain and gain share through innovation.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “Net sales for our second quarter were nearly 4% above the prior year comparable quarter on the strength of our new Bodyguard 380 pistol and lever action rifles. Based on the softer demand trends we have seen across the industry in recent months, we have reduced our expectations for the second half of fiscal 2025, and for our third quarter, we expect our top line to be approximately 10-15% lower than fiscal 2024. During the quarter, our Board authorized a new $50 million share repurchase authorization and we signed a new unsecured $175 million line of credit, which increased our total available borrowings by $75 million and extended the maturity to October 2029. Consistent with our capital allocation strategy, our board of directors has authorized a $0.13 per share quarterly dividend, which will be paid to stockholders of record on December 19, 2024 with payment to be made on January 2, 2025.”

Conference Call and Webcast

The company will host a conference call and webcast on December 5, 2024 to discuss its second quarter fiscal 2025 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Interested parties in North America are invited to participate by dialing 1-877-704-4453. Interested parties from outside North America are invited to participate by dialing 1-201-389-0920. Participants should dial in at least 10 minutes prior to the start of the call. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) spin related stock-based compensation, (vi) an accrued legal settlement, (vii) relocation expense, and (viii) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson® and Gemtech® brands. The company also provides manufacturing services including forging, machining, and precision plastic injection molding services. For more information call (800) 331-0852 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, that (i) we are well positioned to navigate a challenging demand environment; (ii) by remaining focused on executing against our flexible manufacturing model, we expect to preserve profitability and a strong balance sheet; (iii) we expect to maintain and gain share through innovation; and (iv) based on the softer demand trends we have seen across the industry in recent months, we have reduced our expectations for the second half of fiscal 2025, and for our third quarter, we expect our top line to be approximately 10-15% lower than fiscal 2024. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the results of the 2024 elections; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the Relocation; our ability to introduce new products; the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2024.

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	As of:
	October 31, 2024	April 30, 2024
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$39,093	$60,839
Accounts receivable, net of allowances for credit losses of $5 on October 31, 2024 and $0 on April 30, 2024	52,707	59,071
Inventories	196,035	160,500
Prepaid expenses and other current assets	10,112	4,973
Income tax receivable	8,120	2,495

Total current assets	306,067	287,878

Property, plant, and equipment, net	244,452	252,633
Intangibles, net	2,523	2,598
Goodwill	19,024	19,024
Deferred income taxes	7,249	7,249
Other assets	8,128	8,614

Total assets	$587,443	$577,996

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$31,627	$41,831
Accrued expenses and deferred revenue	29,979	26,811
Accrued payroll and incentives	13,198	17,147
Accrued profit sharing	892	9,098
Accrued warranty	1,485	1,813

Total current liabilities	77,181	96,700
Notes and loans payable	98,994	39,880
Finance lease payable, net of current portion	34,578	35,404
Other non-current liabilities	7,625	7,852

Total liabilities	218,378	179,836

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 75,677,848 issued and 44,219,627 shares outstanding on October 31, 2024 and 75,395,490 shares issued and 45,561,569 shares outstanding on April 30, 2024	76	75
Additional paid-in capital	293,362	289,994
Retained earnings	531,000	540,660
Accumulated other comprehensive income	73	73
Treasury stock, at cost (31,458,221 shares on October 31, 2024 and 29,833,921 shares on April 30, 2024)	(455,446)	(432,642)

Total stockholders’ equity	369,065	398,160

Total liabilities and stockholders’ equity	$587,443	$577,996

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	For the Three Months Ended October 31,		For the Six Months Ended October 31,
	2024	2023	2024	2023
	(In thousands, except per share data)
Net sales	$129,679	$124,958	$218,013	$239,201
Cost of sales	95,133	93,192	159,276	177,034

Gross profit	34,546	31,766	58,737	62,167

Operating expenses:
Research and development	2,221	1,724	4,736	3,522
Selling, marketing, and distribution	9,574	10,952	19,411	20,993
General and administrative	15,779	15,322	29,480	29,536

Total operating expenses	27,574	27,998	53,627	54,051

Operating income	6,972	3,768	5,110	8,116

Other (expense)/income, net:
Other (expense)/income, net	(5)	141	(11)	188
Interest expense, net	(1,419)	(646)	(2,152)	(492)

Total other expense, net	(1,424)	(505)	(2,163)	(304)

Income from operations before income taxes	5,548	3,263	2,947	7,812
Income tax expense	1,414	765	921	2,196

Net income	$4,134	$2,498	$2,026	$5,616

Net income per share:
Basic - net income	$0.09	$0.05	$0.05	$0.12

Diluted - net income	$0.09	$0.05	$0.04	$0.12

Weighted average number of common shares outstanding:
Basic	44,523	45,977	44,922	46,042
Diluted	44,935	46,361	45,404	46,458

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months Ended October 31,
	2024	2023
	(In thousands)
Cash flows from operating activities:
Net income	$2,026	$5,616
Adjustments to reconcile net income to net cash (used in)/provided by operating activities:
Depreciation and amortization	16,261	17,327
(Gain)/loss on sale/disposition of assets	(139)	682
Provision for losses/(recoveries) on notes and accounts receivable	—	(1)
Stock-based compensation expense	3,722	2,759
Changes in operating assets and liabilities:
Accounts receivable	6,364	(4,619)
Inventories	(35,535)	13,827
Prepaid expenses and other current assets	(5,139)	(4,953)
Income taxes	(5,625)	(5,178)
Accounts payable	(10,135)	14,682
Accrued payroll and incentives	(3,949)	1,324
Accrued profit sharing	(8,206)	(6,699)
Accrued expenses and deferred revenue	2,212	2,859
Accrued warranty	(328)	(92)
Other assets	486	397
Other non-current liabilities	(227)	(175)

Net cash (used in)/provided by operating activities	(38,212)	37,756

Cash flows from investing activities:
Payments to acquire patents and software	(112)	(125)
Proceeds from sale of property and equipment	237	45
Payments to acquire property and equipment	(8,004)	(66,983)

Net cash used in investing activities	(7,879)	(67,063)

Cash flows from financing activities:
Proceeds from loans and notes payable	60,000	50,000
Cash paid for debt issuance costs	(941)	—
Payments on finance lease obligation	(89)	(681)
Payments on notes and loans payable	—	(10,000)
Payments to acquire treasury stock	(22,620)	(8,212)
Dividend distribution	(11,652)	(11,080)
Proceeds to acquire common stock from employee stock purchase plan	749	722
Payment of employee withholding tax related to restricted stock units	(1,102)	(806)

Net cash provided by financing activities	24,345	19,943

Net decrease in cash and cash equivalents	(21,746)	(9,364)
Cash and cash equivalents, beginning of period	60,839	53,556

Cash and cash equivalents, end of period	$39,093	$44,192

Supplemental disclosure of cash flow information
Cash paid for:
Interest, net of amounts capitalized	$2,353	$1,725
Income taxes	$6,785	$7,353

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Six Months Ended
	October 31, 2024		October 31, 2023		October 31, 2024		October 31, 2023
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP net sales	$129,679	100.0%	$124,958	100.0%	$218,013	100.0%	$239,201	100.0%
Relocation	(2,554)	-2.0%	—	0.0%	(4,213)	-1.9%	—	0.0%
Settlement	—	0.0%	—	0.0%	70	0.0%	—	0.0%

Non-GAAP net sales	$127,125	98.0%	$124,958	100.0%	$213,870	98.1%	$239,201	100.0%

GAAP gross profit	$34,546	26.6%	$31,766	25.4%	$58,737	26.9%	$62,167	26.0%
Relocation expenses	552	0.4%	409	0.3%	1,734	0.8%	1,312	0.5%
Settlement	70	0.0%	3,200	2.6%	70	0.0%	3,200	1.3%

Non-GAAP gross profit	$35,168	27.1%	$35,375	28.3%	$60,541	27.8%	$66,679	27.9%

GAAP operating expenses	$27,574	21.3%	$27,998	22.4%	$53,627	24.6%	$54,051	22.6%
Spin related stock-based compensation	—	0.0%	(3)	0.0%	—	0.0%	(7)	0.0%
Relocation expenses	(312)	-0.2%	(1,652)	-1.3%	(437)	-0.2%	(4,661)	-1.9%

Non-GAAP operating expenses	$27,262	21.0%	$26,343	21.1%	$53,190	24.4%	$49,383	20.6%

GAAP operating income	$6,972	5.4%	$3,768	3.0%	$5,110	2.3%	$8,116	3.4%
Settlement	70	0.0%	3,200	2.6%	70	0.0%	3,200	1.3%
Spin related stock-based compensation	—	0.0%	3	0.0%	—	0.0%	7	0.0%
Relocation expenses	864	0.7%	2,061	1.6%	2,171	1.0%	5,973	2.5%

Non-GAAP operating income	$7,906	6.1%	$9,032	7.2%	$7,351	3.4%	$17,296	7.2%

GAAP net income	$4,134	3.2%	$2,498	2.0%	$2,026	0.9%	$5,616	2.3%
Settlement	70	0.0%	3,200	2.6%	70	0.0%	3,200	1.3%
Spin related stock-based compensation	—	0.0%	3	0.0%	—	0.0%	7	0.0%
Relocation expenses	864	0.7%	2,061	1.6%	2,171	1.0%	5,973	2.5%
Tax effect of non-GAAP adjustments	(238)	-0.2%	(1,234)	-1.0%	(700)	-0.3%	(2,580)	-1.1%

Non-GAAP net income	$4,830	3.7%	$6,528	5.2%	$3,567	1.6%	$12,216	5.1%

GAAP net income per share - diluted	$0.09		$0.05		$0.04		$0.12
Settlement	—		0.07		—		0.07
Spin related stock-based compensation	—		—		—		—
Relocation expenses	0.02		0.04		0.05		0.13
Tax effect of non-GAAP adjustments	(0.01)		(0.03)		(0.02)		(0.06)

Non-GAAP net income per share - diluted	$0.11 (a)		$0.14 (a)		$0.08 (a)		$0.26

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2024	October 31, 2023	October 31, 2024	October 31, 2023
GAAP net income	$4,134	$2,498	$2,026	$5,616
Interest expense	2,081	1,233	3,527	1,788
Income tax expense	1,414	765	921	2,196
Depreciation and amortization	8,181	7,972	16,206	17,203
Stock-based compensation expense	1,869	1,484	3,722	2,759
Settlement	70	3,200	70	3,200
Relocation expense	738	2,195	1,913	4,113

Non-GAAP Adjusted EBITDAS	$18,487	$19,347	$28,385	$36,875

Non-GAAP Adjusted EBITDAS Margin	14.3%	15.5%	13.0%	15.4%

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2024	October 31, 2023	October 31, 2024	October 31, 2023
Net cash (used in)/provided by operating activities	$(7,397)	$(2,874)	$(38,212)	$37,756
Payments to acquire property and equipment	(3,302)	(34,926)	(8,004)	(66,983)

Free cash flow	$(10,699)	$(37,800)	$(46,216)	$(29,227)